JUNIOR SUBORDINATED NOTES	12 Months Ended
Dec. 31, 2015
Junior Subordinated Notes [Abstract]
JUNIOR SUBORDINATED NOTES
JUNIOR SUBORDINATED NOTES

		2015		2014
Outstanding loan amount	Maturity Date	Outstanding at December 31	Effective Interest Rate	Outstanding at December 31	Effective Interest Rate
(millions of Canadian $, unless otherwise noted)

TRANSCANADA PIPELINES LIMITED
U.S. (2015 and 2014 – US$1,000)[1]	2067	1,384	6.4%	1,160	6.5%
U.S. (2015 – US$750)[1]	2075	1,038	5.3%	—	—
		2,422		1,160

[1]	The Junior subordinated notes are subordinated in right of payment to existing and future senior indebtedness or other obligations of TCPL.
Junior subordinated notes of US$1.0 billion mature in May 2067 and bear interest at 6.35 per cent per annum until May 15, 2017, when interest will convert to a floating rate that is reset quarterly to the three-month London Interbank Offered Rate (LIBOR) plus 2.21 per cent. The Company has the option to defer payment of interest for periods of up to 10 years without giving rise to a default or permitting acceleration of payment under the terms of the Junior subordinated notes, however, the Company would be prohibited from paying dividends during any such deferral period. The Junior subordinated notes are callable at the Company's option at any time on or after May 15, 2017 at 100 per cent of the principal amount plus accrued and unpaid interest to the date of redemption. The Junior subordinated notes are callable earlier, in whole or in part, upon the occurrence of certain events and at the Company's option at an amount equal to the greater of 100 per cent of the principal amount plus accrued and unpaid interest to the date of redemption and an amount determined by a specified formula in accordance with their terms.
In May 2015, TransCanada Trust (the Trust), a financing trust subsidiary wholly-owned by TCPL, issued US$750 million Trust Notes - Series 2015-A (Trust Notes) to third party investors at a fixed interest rate of 5.625 per cent for the first 10 years converting to a floating rate thereafter. All of the proceeds of the issuance by the Trust were loaned to TCPL for US$750 million of Junior subordinated notes of TCPL at a rate of 5.875 per cent, including a 0.25 per cent administration charge. The rate will reset commencing May 2025 until May 2045 to the three month LIBOR plus 3.778 per cent per annum; from May 2045 to May 2075 the interest rate will reset to the three month LIBOR plus 4.528 per cent per annum. The Junior subordinated notes of TCPL are callable at TCPL's option at any time on or after May 20, 2025 at 100 per cent of the principal amount plus accrued and unpaid interest to the date of redemption. While the obligations of the Trust are fully and unconditionally guaranteed by TCPL on a subordinated basis, the Trust is not consolidated in TransCanada's financial statements because TCPL does not have a variable interest in the Trust and the only substantive assets of the Trust are receivables from TCPL.
Pursuant to the terms of the Trust Notes and related agreements, in certain circumstances (1) TCPL may issue deferral preferred shares to holders of the Trust Notes in lieu of interest; and (2) TransCanada and TCPL would be prohibited from declaring or paying dividends on or redeeming their outstanding preferred shares (or, if none are outstanding, their respective common shares) until all deferral preferred shares are redeemed by TCPL. The Trust Notes may also be automatically exchanged for preferred shares of TCPL upon certain kinds of bankruptcy and insolvency events. All of these preferred shares would rank equally with other outstanding first preferred shares of TCPL.